Financial result	6 Months Ended
Jun. 30, 2023
Text Block [Abstract]
Financial result
6. Financial result
Other financial income and financial expenses consist of the following:

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
	(Euros in thousands)		(Euros in thousands)
Interest income	2,744	69	4,999	75
Foreign currency gains	1,210	6,946	1,749	8,699

Other financial income	3,954	7,015	6,748	8,774

Interest expenses	(206)	(376)	(401)	(538)
Foreign currency losses	(805)	(31)	(4,119)	(986)
Losses on financial instruments	(133)	—	(133)	—

Other financial expenses	(1,144)	(407)	(4,653)	(1,524)
Change in fair value of liabilities for warrants	(13,105)	(2,786)	(5,708)	13,743
Financial result	(10,295)	3,822	(3,613)	20,993

Interest income mainly results from short-term deposits as well as cash balances for the three and six months ended June 30, 2023. Interest expenses mainly results from leases.
Foreign currency gains and losses mainly consist of realized and unrealized gains and losses in connection with our USD holdings of cash and cash equivalents, short-term deposits as well as bonds.
The fair value of the warrants decreased from €2.35 ($2.51) per warrant as of December 31, 2022 to €1.32 ($1.44) as of March 31, 2023 and increased to €3.15 ($3.42) as of June 30, 2023. The result is an increase in fair value of warrant liabilities of €13.1 million for the three months ended June 30, 2023 and an increase in fair value of warrant liabilities of €5.7 million for the six months ended June 30, 2023.
The fair value of the warrants decreased from €3.88 ($4.39) per warrant as of December 31, 2021 to €1.58 ($1.75) as of March 31, 2022 and increased to €1.96 ($2.04) as of June 30, 2022. The result is an increase in fair value of warrant liabilities of €2.8 million for the three months ended June 30, 2022 and a decrease in fair value of warrant liabilities of €13.7 million for the six months ended June 30, 2022.